EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of AtlasClear Holdings, Inc. (the “Company”) on Form 10-KT for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert McBey, the Chief Executive Officer of the Company, and Richard Barber, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: October 15, 2024	/s/ Robert McBey
Robert McBey
Chief Executive Officer
(Principal Executive Officer)

/s/ Richard Barber
Richard Barber
Chief Financial Officer
(Principal Financial Officer)